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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 29, 1998 (June 19, 1998)



                         AMERICAN TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)





        Delaware                      0-24248                 87-0361799
        --------                      -------                 ----------
(State or other jurisdiction of    (Commission         (I.R.S. Empl. Ident. No.)
incorporation or organization)     File Number)



          13114 Evening Creek Drive South, San Diego, California      92128
               (Address of principal executive offices)               (Zip Code)


                                 (619) 679-2114
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

On June 19, 1998 the Company executed a Separation Agreement and General Release with Dale Williams, its former Chairman, President and Chief Executive Officer. The Company and Mr. Williams also agreed to amend Mr. Williams' Stock Option Agreement to reduce the number of shares of Common Stock subject to option from 862,000 shares to 120,000 shares and to accelerate the expiration date for exercise of the option to June 12, 1999. In connection with the resignation of Mr. Williams and the appointment of director Mr. Cornelius J. Brosnan as Chairman of the Board of Directors, the Company issued the following press release on June 22, 1998:


                   "AMERICAN TECHNOLOGY APPOINTS NEW CHAIRMAN

                           CHIEF EXECUTIVE STEPS DOWN

        (SAN DIEGO, CA -- June 22, 1998) - American Technology Corporation (OTC:
        ATCO) announced today that Cornelius J. Brosnan has been appointed as Chairman of the Company and that Dale W. Williams has resigned as Chairman, Chief Executive Officer and President of the Company for personal reasons. Williams, who joined the Company in September 1997, will return to his strategic and turnaround consulting practice and will remain available to the Company on a consulting basis.

        "We have initiated a search for Dale's successor and I am confident that with the strength of our technology and growing customer relationships we can fill this position in the short term," said Brosnan. During the pendency of the search, Mr. Williams responsibilities will be assumed by Mr. Brosnan and other members of management.

        The Company's new Chairman, currently Vice President of Strategic Planning for Sprint PCS, has served on the Board of Directors since October 1997. He has championed the Company's technologies since serving as Vice President of Product Planning for Samsung North America.

        "ATC has a talented team in place and I will be available to support the commercialization of HSS(TM) and SFT(TM) technologies" said Williams. "The Company has made tremendous progress in bringing its technologies from the lab to market, greatly expanding its patent portfolio and focusing marketing efforts on the leading consumer electronics producers."

        American Technology Corporation is a San Diego-based electronics company specializing in the development, marketing and licensing of leading-edge proprietary acoustical technologies and electronic products. For more information on the Company and its products visit www.atcsd.com.

                                             # # #
        Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: Statements in this news release looking forward in time involve risks and uncertainties, including the risks associated with the effect of changing economic conditions, trends in the electronic products markets, variations in the Company's cash flow, market acceptance risks, technical development risks, seasonality and other risk factors detailed in the Company's Securities and Exchange Commission filings."

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.
       None

(b) Pro forma financial information.
       None

(c) Exhibits

        10.15.2 Separation Agreement and General Release between Dale Williams and the Company executed on June 19, 1998

        10.15.3 Amendment to Stock Option Agreement between Dale Williams and the Company dated as of June 12, 1998


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN TECHNOLOGY CORPORATION




Date: June 29, 1998                     By: /s/ ROBERT PUTNAM
                                            ------------------------------------
                                            Robert Putnam
                                            Vice President, Treasurer and
                                            Assistant Secretary

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